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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  Form 8-K/A
                                Amendment No. 1



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 22, 2003
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               (Date of Report: Date of earliest event reported)


                            Vendalux Corporation
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           (Exact name of registrant as specified in its charter)


          Delaware              0-23502                  33-0601505
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


   8800 North Gainey Center Drive, Suite 256, Scottsdale, Arizona    85258
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (480) 443-0851
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                                NA
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        (Former name or former address, if changed since last report)














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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Vendalux Corporation, a Delaware corporation was informed by its auditor, David T. Thomson, P.C., that it would no longer be engaged in auditing public companies. Accordingly, on November 5, 2003, Vendalux engaged Child, Sullivan & Company to act as Vendalux's independent certified public accountant. Child and Sullivan will begin reviewing Vendalux's quarterly accounting and 10QSB filings starting with the September 30, 2003, quarter and handle the audit for the March 31, 2004, fiscal year.

     Vendalux has never had any disagreement with David T. Thomson, P.C. as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure in connection with its reports.
This includes all time frames David T. Thomson, P.C. has served as Vendalux's auditors including the time period covering Vendalux's two most recent fiscal year ended March 31, 2003.

     David T. Thomson, P.C. had not issued any adverse opinion or disclaimer of opinion, or modified its opinion as to audit scope, or accounting principles. David T. Thomson, P.C. audit opinion did include an explanatory paragraph discussing an uncertainty as to registrant's ability to continue as a going concern.


     Vendalux has had no disagreements with David T. Thomson, P.C., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to David T. Thomson, P.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Vendalux had no disagreements or discussions with David T. Thomson, P.C. on any matters of concern to either party. Additionally, David T. Thomson, P.C. had not expressed concern on Vendalux's internal accounting controls or on any matters regarding management. Vendalux has authorized David
T. Thomson, P.C. and Child and Sullivan to discuss any matters regarding Vendalux's financial statement and accounting systems. The change in auditors has been approved by Vendalux's board of directors on November 5, 2003. Vendalux has not consulted with Child, Sullivan & Company on any particular accounting issues.

     Vendalux has requested David T. Thomson, P.C. and Child, Sullivan & Company, to review the foregoing disclosure and for David T. Thomson, P.C. and Child, Sullivan & Company to provide letters addressed to the Securities an Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. Vendalux has attached a copy of David T. Thomson, P.C. and Child, Sullivan & Company's letters as an exhibit to this 8-K.


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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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16          16.01          Letter from David T. Thomson     This filing

16          16.02          Letter from Child, Sullivan &
                           Company                          This Filing


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Vendalux Corporation


                                          By: /s/
                                             ----------------------------
Date: November 13, 2003                      Tom Hofer, President/
                                             Duly Authorized Officer